Exhibit 99.2 –– Transaction & Company Overview CONFIDENTIAL 1

–– Disclaimers The information in this Presentation has been prepared by Sensei Biotherapeutics, Inc. ( Sensei ) and Faeth Holdings Therapeutics, Inc. ( Faeth and, together with Sensei and each of Sensei's subsidiaries, the combined company ) and contains information pertaining to the business and operations of the combined company. The information contained in this Presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available data, internally developed data as well as third party information from other sources; (b) does not purpose to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the combined company; (c) is not to be considered a recommendation by the combined company that any person make an investment in the combined company; (d) is for information purposes only and shall not constitute an oﬀer to buy, sell, issue or subscribe for, or the solicitation of an oﬀer to buy, sell or issue, or subscribe for any securities of the combined company in any jurisdiction in which such oﬀer solicitation or sale would be unlawful. Where any opinion or belief is expressed in this Presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This Presentation should not be construed as legal, ﬁnancial or tax advice to any individual, as each individual's circumstances are diﬀerent. This Presentation is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to signiﬁcant risks and uncertainties. Forward-looking statements can be identiﬁed by words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: Sensei, Faeth, the concurrent ﬁnancing and the acquisition of Faeth by Sensei (the Transactions ), including the closing of the concurrent ﬁnancing, if any, and the expected eﬀects, perceived beneﬁts or opportunities and related timing with respect thereto; expectations regarding the use of proceeds from the concurrent ﬁnancing and cash runway expectations therefrom, including such proceeds funding the combined company through key clinical milestones; the combined company’s product candidates and the potential beneﬁts thereof; planned and ongoing pre-clinical and clinical studies, including the timing for data readouts and future development milestones; the potential peak sales for the combined company’s product candidates; the combined company’s CMC infrastructure plans and positioning for growth, including expectations regarding DS/DP supply for ongoing and proposed clinical trials; and expectations regarding patent protection for the combined company’s product candidates, including plans to ﬁle patent applications and the timing thereof. Such forward-looking statements reﬂect the current views of the combined company’s management regarding future events; they are not guarantees of future performance. These forward-looking statements involve signiﬁcant risks and uncertainties that could cause actual results to diﬀer materially and adversely from results expressed or implied by this Presentation, including, amongst others: the inability to complete the concurrent ﬁnancing; costs related to the proposed transaction; the ability of the combined company to obtain suﬃcient additional capital to further advance its clinical programs; the ability of the combined company’s clinical trials to demonstrate acceptable safety and eﬃcacy of its product candidates and other positive results; the progress of the combined company’s preclinical studies and clinical trials; risks related to clinical development and regulatory approval of the Company's product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the size of the market opportunities for the combined company’s product candidates; competition in the combined company’s industry; changes in applicable laws or regulations and other risks and uncertainties from time to time described in Sensei's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, including those under the Risk Factors section therein, and in Sensei's other ﬁlings with the U.S. Securities and Exchange Commission. The combined company assumes no obligation to update any forward-looking information contained in this Presentation. Certain information contained in this Presentation related to or are based on studies, publications and other data obtained from third party sources as well as our own internal estimates and research. While the combined company believes that such third-party sources are reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The combined company has not independently veriﬁed the information provided by such third-party sources. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or © or ® symbols, but the combined company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights. CONFIDENTIAL 2

–– Transaction Highlights The acquisition of Faeth was structured as a stock-for-stock transaction whereby all of Faeth’s outstanding equity interests were exchanged for a combination of shares of Sensei common stock Structure and a newly created, Series B non-voting convertible preferred stock. Concurrent with the acquisition of Faeth, Sensei executed a deﬁnitive agreement for a $200 Financing million private placement with a group of institutional accredited investors. Continuing leadership includes Chris Gerry, President, Josiah Craver, SVP, Finance and Anand Management Parikh, Chief Operating Oﬃcer. Anand Parikh will also be joining the Sensei board. and BOD The proceeds from the private placement are expected to be primarily used to advance PIKTOR Primary Use of and deliver the following anticipated milestones: Phase 2 topline data in endometrial cancer and the initiation of a Phase 1b trial in HR+/HER2- advanced breast cancer, both expected by YE Proceeds 2026. CONFIDENTIAL 3

–– Capitalization ● Shares of common stock and preferred stock were issued to Faeth security holders in exchange for all of Faeth’s outstanding equity interest. ● Shares of preferred stock were issued to Faeth shareholders and are issuable to investors upon the closing of the $200 million private placement. ● Shares of preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneﬁcial ownership restrictions set by each holder and approval of Sensei’s stockholders. ● Please refer to the company’s SEC ﬁlings for additional information. 1. Calculated using the treasury stock method 2. Represents shares of common stock underlying Faeth options assumed by Sensei 3. Includes shares underlying assumed warrants 4. Represents shares of preferred stock issuable upon the closing of the concurrent ﬁnancing 5. Calculated on an as converted to common stock basis 6. Represents Sensei's pre-acquisition shares of common stock outstanding and shares of common stock underlying the shares of preferred stock issued to Faeth CONFIDENTIAL 4 stockholders at the closing of the acquisition and to be issued upon the closing of the concurrent ﬁnancing

–– Faeth Overview ● Oral multi-node inhibition of PI3K/AKT/mTOR pathway; designed for more complete inhibition, less toxicity ● PIKTOR—investigational combination therapy consisting of two oral small molecules—hitting PI3K-alpha, mTORC1, mTORC2 ● Recent and anticipated readouts: ○ Phase 2 platinum resistant ovarian cancer (ESMO Oct 2025) - met primary endpoint ○ Phase 2 in endometrial cancer reads out EOY 2026 ● Raise is expected to fund the combined company’s product candidates through key clinical readouts, including a Phase 2 trial in second-line advanced endometrial cancer through topline data and initiation of a Phase 1b trial in ﬁrst- and second-line HR+/HER2- advanced breast cancer, with remaining proceeds for general corporate purposes and completion of Sensei's ongoing Phase 1/2 trial of solnerstotug. CONFIDENTIAL 5

–– Focused pipeline of potentially best-in-class product candidates, leveraging Faeth’s unique metabolic insights IND Discovery Phase I Phase II Phase III Target Population enabling Oncology: Endometrial, Breast, PIKTOR: Serabelisib + Sapanisertib Ovarian, Lung NEAAR: Formulated amino acids Oncology: Rectal (+ Chemo / Radiation) Pediatric Rare Novel small molecule targeting Disease / Neuro amino acid catabolism CONFIDENTIAL 6

–– Faeth scientiﬁc founders: world leaders in cancer biology Lew Cantley, PhD Sid Mukherjee, MD PhD Oliver Maddocks, PhD Karen Vousden, PhD Scott Lowe, PhD Greg Hannon, PhD Dana Farber Cancer Institute, Asst. Prof., Columbia, Pulitzer Prize CSO & Co-Founder Group Leader, Crick Institute, Chair of Cancer Biology & Genetics at Director of CRUK Cambridge Harvard. Founder: Agios Winner, Time 100 Most Inﬂuential Honorary Professor of Cancer Biology & Former Chief Scientist of CRUK, Memorial Sloan Kettering, Institute (NASDAQ), People, Founder: Vor (NASDAQ) Metabolism, University of Glasgow Director, Bristol Myers Squibb Founder: ORIC (NASDAQ) Petra, Volastra CONFIDENTIAL 7

PIKTOR: Potent and selective multi-node PI3K/AKT/mTOR pathway inhibition

Targeting the PI3K/AKT/mTOR pathway addresses the highest-frequency genomic driver across solid tumors[1]


Optional diet can reduce insulin
Insulin / GFs
RTKs
GPCRs
PI3K
α
β
δ
γ
PTEN
AKT
mTORC1
mTORC2
Cell Cycle
Metabolism
Survival
Proliferation
'PIKTOR'
serabelisib
PI3K-alpha specific inhibitor
sapanisertib
mTORC1 and mTORC2 inhibitor

Benefits

1: More complete pathway shut down:

⇩ Dose ⇧ Tolerability

2: Evolved resistance is less likely:

⇧ Durability of response

3: Larger addressable market

4: Oral administration

faeth CONFIDENTIAL

[1]cBioPortal References: Cerami et al., Cancer Discov. 2012, and Gao et al., Sci. Signal, 2013

8

Multi-node inhibition with PIKTOR achieved robust PI3K-pathway inhibition in cancer cell lines

At clinically relevant concentrations PIKTOR reduced PI3K-pathway signalling in cancer cell lines to a greater extent than single node PI3K-pathway inhibitors[1]



Insulin/GF
IR/GFR
PI3K
mTORC2
mTORC1
AKT
P
p70S6K
S6
4EBP1
Tumor Growth
Targeted nodes:
PI3Ka
mTORC1
AKT
PI3Ka
mTORC1
mTORC2
PI3Ka
mTORC1
mTORC2
Vehicle
Alpelisib, μM
1.3 3.2 8.0
Everolimus, nM
16 63 250
Capivasertib, μM
2.4 3.6 5.4
Serabelisib, μM
5 10 20
Sapanisertib, nM
33 65 130
PIKTOR
5 10 20
33 65 130
Phospho-S6
Total S6
Phospho-4E-BP1
Total 4E-BP1
Vinculin
PIKTOR strongly inhibits pathway signaling via S6 *and* 4E-BP1
Mutant-PI3Ka
RLY-2608
STX-478
Inavolisib
Phospho-AKT
Total AKT
PIKTOR strongly inhibits pathway signaling at AKT, S6 and 4E-BP1 faeth

CONFIDENTIAL

Western blot data shown is from AN3CA endometrial cancer cells (mutations in *PTEN, PIK3R1, mTOR*) and is replicated in multiple PI3K-mutated endometrial and breast-cancer cell lines [1]

[1]Tyrakis et. al., (2025) British Journal of Cancer, 133: 144-154.

9

PIKTOR: Designed to solve the challenges of drugging the PI3K pathway

	MULTI-NODE		SINGLE-NODE	
	PIKTOR faeth (Ph.2, Endometrial)	**Gedatolisib** Celcuity (Ph.3, Breast)	**Mutant-specific** Relay, Scorpion, OnKure (Ph.1/2, Breast)	**FDA-approved** Alpelisib, Everolimus, Capivasertib, Inavolisib
Mechanism of action (target profile)	PI3K-alpha mTORC1 mTORC2	PI3K-alpha PI3K-beta PI3K-gamma PI3K-delta mTORC1 mTORC2	Mutant PI3K-alpha	AKT **or** mTORC1 **or** PI3K-alpha
Multi-node inhibition	✔	✔	✘	✘
Immune Sparing (PI3K-alpha specific)	✔	✘	✔	✔
Broad pathway mutation coverage	✔	✔	✘	✘
Prevents wt-PI3K escape	✔	✔	✘	✔
Route of administration	**Oral**	**Intravenous**	**Oral**	**Oral**

faeth CONFIDENTIAL 10

–– Ph1b study: PIKTOR + paclitaxel dose escalation using multiple-fold lower doses than monotherapy RP2D Sapanisertib / Serabelisib 2 Cohort 1: 2mg / 100mg (Pac 60 mg/m ) 2 Cohort 2: 2mg / 200mg (Pac 60 mg/m ) Advanced Solid Tumors 2 Cohort 3: 2mg / 200mg (Pac 80 mg/m ) All-comers (mutation agnostic) Second line or later 2 Cohort 4: 3mg / 200mg (Pac 80 mg/m ) RP2D Expansion Starks et. al., Gyn. Onc. 166, 2022 2 Cohort 5: 4mg / 200mg (Pac 80 mg/m ) Monotherapy RP2D Data sources: (1) Juric et. al., Clin. Cancer Res. 23 (17) 2017. (2) Voss et. al., Br. J. Cancer 123 (11) 2020. (3) Starks et. al., Gyn. Onc. 166, 2022 CONFIDENTIAL 11 Abbreviations: RP2D - Recommended Phase 2 Dose

–– Ph1b: PIKTOR + paclitaxel achieved 47% ORR in R/R patients, including 3 CRs Serabelisib Sapanisertib Paclitaxel ORR: 47% 12 ORR: 71% w/PI3K pathway mutation CBR: 73% Average 4 prior lines of therapy (range 1-12) n=19 enrolled (15 response evaluable, 13 RECIST evaluable). Data cutoﬀ per publication 10/1/21. CONFIDENTIAL 12 Abbreviations: ORR - Overall Response Rate, R/R - Relapsed Refractory, CR - Complete Response, uCR - Unconﬁrmed Complete Response, CBR - Clinical Beneﬁt Rate, LOT - Lines of Therapy, Ov - Ovarian Cancer, En - Endometrial Cancer, Br - Breast Cancer

–– Ph1b: PIKTOR + paclitaxel showed durable responses in both PI3KCAmt and wt patients Prior Cancer Type LOT Complete Response Endometrial 4 MTOR & AKT1 Partial Response Endometrial 1 PIK3R1, PTEN, MTOR Stable Disease Ovarian 4 TP53 Progressive Disease Breast 3 PIK3R1 PI3K/AKT/mTOR pathway altered without PIK3CA mutation Endometrial 6 KRAS, RB1, EFFRI1 Not PI3K/AKT/mTOR pathway mutated Ovarian 3 TP53, NF1, CHEK2 PIK3CA mutation Ovarian 12 MYC, AKT2 & PIK3CA-ampliﬁcation Ovarian 6 TP53, RB1, NF1-loss Serabelisib Sapanisertib Paclitaxel Ovarian 5 TP53, TSC1-loss, AKT3-ampliﬁcation Ovarian 3 TP53 Endometrial 2 PIK3CA, PTEN, TSC1, PPP2R1A Note patient died due to COVID Endometrial 2 PIK3CA, PTEN Ovarian 3 TP53, EGFR, MYCN-ampliﬁcation Ovarian 4 TP53, CCNE1 All but one subject had prior platinum and taxane based chemotherapy Ovarian 4 Seven (36%) had prior mTORC1 inhibitor (temsirolimus/everolimus) TP53 PFS (months) 0 5 10 15 20 25 n=19 enrolled (15 response evaluable, 13 RECIST evaluable). Data cutoﬀ per publication 10/1/21. Starks DC, Rojas-Espaillat L, Meissner T, Williams CB. Phase I dose escalation study of dual PI3K/mTOR inhibition by Sapanisertib and Serabelisib in combination with paclitaxel in patients with advanced solid tumors. Gynecologic CONFIDENTIAL 13 Oncology. 2022 Jul 15. Abbreviations: PI3KCAmt - with mutation in PI3KA, wt - wild type, LOT - Lines of Therapy, ORR - Overall Response Rate, CBR - Clinical Beneﬁt Rate, PFS - Progression Free Survival

Ph 1b Safety Highlights: PIKTOR was generally well tolerated

- **Favorable toxicity profile compared to approved agents**

	PIKTOR and Paclitaxel[1]	Lenvatinib and Pembrolizumab[2]	Single agent chemo in 2L endometrial[3]
Grade 3 AEs	**58%**	89%	73%
Discontinuation	**~5%**	33%	8%

- **Primarily low grade AEs** - Common AEs included Gr 1, 2 events for nausea, decreased appetite, diarrhea, fatigue, neutropenia and anemia (potentially due to paclitaxel)[1]

The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

Data sources: (1) Starks et al. Phase I dose escalation study of dual PI3K/mTOR inhibition by Sapanisertib and Serabelisib in combination with paclitaxel in patients with advanced solid tumors. Gynecologic Oncology. 2022 Jul 15. (2) Makker et al., NEJM 2022 (KEYNOTE-775) (3) Chemotherapy: Control arm from KEYNOTE trial; Treating investigator's choice (doxorubicin 60 mg/m2 IV weekly or paclitaxel 80 mg/m2 IV weekly with 3 weeks on and 1 week off. Data cutoff per publication 10/1/21.

Abbreviations: AE - Adverse Events

faeth CONFIDENTIAL 14

–– Hyperglycemia: PIKTOR comparison to other PI3K pathway compounds Hyperglycemia AEs PIKTOR PIKTOR Ph2 Endo Ph1b n = 20 64 205 130 22 284 103 19 HbA1C criteria ≤ 7% < 7% < 8% ≤ 6.4% ≤ 8% ≤ 6.4% ≤ 8% < 7% ≤ 140 < 140 ≤ 160 ≤ 140 ≤ 130 ≤ 130 NR NR Fasting glucose criteria mg/dL mg/dL mg/dL mg/dL mg/dL mg/dL CTCAE v4.03 CTCAE v5 The results are presented from diﬀerent clinical trials at diﬀerent points in time with diﬀerences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made. 1 2 3 4 Data sources: J Clin Oncol 2024;42:1-10 RLY-2608 Ph1 (+fulvestrant): ASCO Poster 2025, 600 mg BID, RP2D Cohort Juric D. et. al. ESMO Presentation 2025 Celcuity VIKTORIA-1 Phase 3 Results Presentation, Doublet Arm, Oct 2025 5 6 7 Data snapshot PIK-201 PIKTOR + Paclitaxel in patients with advanced endometrial cancer, 05-01-2026 (ongoing Faeth Sponsored Multicenter Phase 2 trial) Andre, F. et. al. N Engl J Med 2019;380:1929-40 Layman et. al., 2022 (SABCS CONFIDENTIAL 15 8 2022 Poster) Starks et. al., Gyn. Onc. 166, 2022 Abbreviations: AE - Adverse Events, NR - not reported in primary source, HbA1C - Hemoglobin A1C % of patients

Stomatitis: PIKTOR comparison to other PI3K pathway compounds



Stomatitis AEs
100%
75%
50%
25%
0%
% of patients
10%
80%
0%
5%
1%
6%
0%
14%
3%
22%
27%
61%
1%
5%
Grade 3-4
Grade 1-2
faeth
PIKTOR
Ph2 Endo
faeth
PIKTOR
Ph1b
Inavolisib¹
RLY-2608²
STX-478³
PIKTOR Ph2 Endo⁴
Alpelisib⁵
Gedatolisib Ph1b⁶
PIKTOR Ph1b⁷

The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

faeth

CONFIDENTIAL

Data sources: [1] J Clin Oncol 2024;42:1-10 [2] RLY-2608 Ph1 (+fulvestrant): ASCO Poster 2025, 600 mg BID, RP2D Cohort [3] Juric D. et. al. ESMO Presentation 2025 [4] Data snapshot PIK-201 PIKTOR + Paclitaxel in patients with advanced endometrial cancer, 05-01-2026 (ongoing Faeth Sponsored Multicenter Phase 2 trial) [5] Andre, F. et. al. N Engl J Med 2019;380:1929-40 [6] Layman et. al., 2022 (SABCS 2022 Poster) [7] Starks et. al., Gyn. Onc. 166, 2022

Abbreviations: AE - Adverse Events

16

Oral PIKTOR dosing is designed to enable sustained exposure while limiting risk of potential C_{max} related toxicity

	Route	Schedule	Exposure ≥ IC 90	Cmax: IC90 ratio
PIKTOR	Oral	3 days per week, every week	~150-190 hours per month [1]	~2:1[1]
Competitor	IV	Once weekly, 3 weeks a month	~66-72 hours per month [2]	~50:1[2]

Three-day schedule is designed to enable repeated exposure in therapeutic range and avoid extreme C_{max}

- PIKTOR's 3-day oral regimen is designed to deliver repeated intra-week exposure above critical efficacy thresholds
- PIKTOR is given every week (4 out of 4 weeks per month), allowing sustained drug exposure
- Multiple weekly doses designed to avoid extreme C_{max} which may be associated with AEs
- Human skin biopsy data showed dose-dependent reduction of 4EBP1 phosphorylation[3], a critical biomarker correlated with *in vitro/in vivo* efficacy[4]

Illustrative PK plot for sapanisertib, 3 days per week oral dosing[1]


Plasma Drug Concentration
Ratio of
Cmax : IC90
~2:1
IC90
Time

faeth CONFIDENTIAL

[1]Faeth internal PK modeling based on Faeth internal human PK data
[2]Based on Faeth internal analysis and estimates using publicly available data
[3]Faeth internal data from PK/PD study in human subjects
[4]Tyrakis et. al., (2025) British Journal of Cancer, 133: 144-154.

17

PIKTOR clinical development

Endometrial	First Indication: 2L advanced EC Estimated market size of **~$1-1.5B**[1]	• We believe this indication has the greatest potential for first approval • Large unmet clinical need in 2L • >80% PI3K/AKT/mTOR pathway mutated	Phase 2 enrolling
Breast	First Indication:1L/ 2L HR+/HER2- advanced BC Estimated market size of **~$8-9B**[1]	• Well understood mechanism with potential for broad label • 60% PI3K/AKT/mTOR pathway mutated • Oral dosage form advantage vs. gedatolisib	Phase 1b protocol drafted
Ovarian	First Indication: Advanced platinum-resistant OC Estimated market size of **~$1.5-2B**[1]	• Demonstrated activity in an all-comers population • 60% PI3K/AKT/mTOR pathway mutated • Successful Phase 2 complete	Phase 2 complete (Sapa + Pac); FDA interaction planned in 2026
Lung	First Indication: NFE2L2/KEAP1 advanced NSCLC Estimated market size of **~$1-1.5B**[1]	• Promising single agent activity of sapanisertib in NFE2L2/KEAP1 mutated NSCLC	Phase 2 protocol drafted - LungMAP consortium IIT

faeth CONFIDENTIAL

[1]Based on estimated sales data, assuming FDA approval, contained in Deallus' February 12, 2024 report to the Company

18

–– PIKTOR + paclitaxel demonstrated clinical activity in endometrial cancer patients in Ph 1b Serabelisib Sapanisertib Paclitaxel Prior Cancer Type LoT Mut Complete Response + Endometrial* 4 Partial Response + Endometrial* 1 Stable Disease - Endometrial 6 Progressive Disease + Endometrial 2 Note patient died due to COVID PI3K/mTOR pathway mutation + Endometrial 2 Not PI3K/mTOR pathway mutated PFS (months) 0 5 10 15 20 25 Paclitaxel monotherapy ~4mo PFS *Patients continued in follow-up; ﬁnal PFS for these patients was 26.9 and 20.0 months respectively. OS continues at 53.3+ and 68.3+ months respectively. Starks et. al . Gynecologic Oncology. 2022 Jul 15. Data cutoﬀ per publication 10/1/21. CONFIDENTIAL 19 *Unpublished communication with authors Abbreviations: LOT - Lines of Therapy, ORR - Overall Response Rate, CBR - Clinical Beneﬁt Rate, PFS - Progression Free Survival

–– FTH-PIK-201: PIKTOR + paclitaxel in advanced endometrial cancer (currently enrolling) Primary endpoint - ORR Phase 2 Eligibility Criteria Single arm (n≅40) Secondary endpoints ● Endometrial- Sapanisertib 3 mg - PFS endometrioid cancer Screening Serabelisib 200 mg - DOR 2 ● 2nd line or later Paclitaxel 80 mg/m - CBR ● Post Pembrolizumab - OS ● Must have PI3K pathway Optional sub-study; diet to - Safety/tolerability mutation suppress glucose / insulin Exploratory endpoints - PK - Eﬃcacy endpoints vs. speciﬁc mutations Study is being conducted in partnership with: CONFIDENTIAL 20

PIKTOR clinical development

Indication	First indication / market size	Key points	Status
Endometrial	First Indication: 2L advanced EC Estimated market size of **~$1-1.5B**[1]	• We believe this indication has the greatest potential for first approval • Large unmet clinical need in 2L • >80% PI3K/AKT/mTOR pathway mutated	Phase 2 enrolling
Breast	First Indication:1L/ 2L HR+/HER2- advanced BC Estimated market size of **~$8-9B**[1]	• Well understood mechanism with potential for broad label • 60% PI3K/AKT/mTOR pathway mutated • Oral dosage form advantage vs. gedatolisib	Phase 1b protocol drafted
Ovarian	First Indication: Advanced platinum-resistant OC Estimated market size of **~$1.5-2B**[1]	• Demonstrated activity in an all-comers population • 60% PI3K/AKT/mTOR pathway mutated • Successful Phase 2 complete	Phase 2 complete (Sapa + Pac); FDA interaction planned in 2026
Lung	First Indication: NFE2L2/KEAP1 advanced NSCLC Estimated market size of **~$1-1.5B**[1]	• Promising single agent activity of sapanisertib in NFE2L2/KEAP1 mutated NSCLC	Phase 2 protocol drafted - LungMAP consortium IIT

faeth CONFIDENTIAL

[1]Based on estimated sales data, assuming FDA approval, contained in Deallus' February 12, 2024 report to the Company

21

We believe the Celcuity Ph3 VIKTORIA-1 PI3KCAwt data validates PIKTOR's mechanism

	Celcuity: Gedatolisib	Faeth: PIKTOR	Conclusion
Target Profile	Pan-PI3K + mTORC1/2	PI3K-alpha + mTORC1/2	We believe positive Celcuity data validates a multi-node PI3K + mTORC1/2 approach, while PIKTOR holds potential advantages due to oral administration and PI3K-alpha specificity
Administration	Intravenous	Oral	

Patients with HR+/HER2- PIK3CA-wild-type ABC

- Pre-/post-menopausal women and men
- Progression during or after CDK4/6 inhibitor + aromatase inhibitor
- ≤ 2 lines of prior endocrine therapy for ABC
- No prior mTORi, PI3Ki, AKTi, or chemotherapy for ABC
- Measurable disease per RECIST v1.1

R 1:1:1 (N=392)

Arm A - Gedatolisib Triplet
- Gedatolisib
- Palbociclib
- Fulvestrant

Triplet: mPFS = **9.3 months**, HR = **0.24** **(95% CI = 0.17 - 0.35)**

Arm B - Gedatolisib Doublet
- Gedatolisib
- Fulvestrant

Doublet: mPFS = **7.4 months**, HR = **0.33** **(95% CI = 0.24 - 0.48)**

Arm C - Control
- Fulvestrant

Control: mPFS = **2.0 months**

Data for the *PIK3CA* Wild-type cohort. Full safety data not yet released ('no worse than Phase 2 data'). Topline data for the *PIK3CA* Mutant cohort is expected 1H 2026 faeth CONFIDENTIAL

Hurvitz S, *et. al.*, ESMO 2025

Abbreviations: ABC - Advanced Breast Cancer, mPFS - median progression free survival, HR - Hazard Ratio

22

–– PIKTOR showed superior breast cancer xenograft tumor growth inhibition vs. monotherapy Serabelisib 75 mg/kg MDA-MB-361 Human Breast Cancer Cell Xenograft Mouse equivalent of 200mg in humans PO QD 3 days on 4 days oﬀ Sapanisertib 0.5 mg/kg Mouse equivalent of 3mg in humans PO QD 3 days on, 4 days oﬀ MDA-MB-361 Mutations: PIK3CA, MTOR, BRCA2, BRAF, CDKN2A, TP53 1 PIKTOR shows low nM cellular IC50 in breast cancer cell lines 1 23 Tyrakis et. al., (2025) British Journal of Cancer, 133: 144-154. CONFIDENTIAL Vehicle Control Sapanisertib Serabelisib PIKTOR

Serabelisb and Sapanisertib have each independently shown activity in HR+/HER2- breast cancer

		Study	Drug / Combination	ORR	DCR	mPFS	CR
HR+/HER2- Phase 2	Sapa	Garcia-Saenz *et. al.*, 2022 [1]	Sapanisertib + Fulvestrant (n=47 arm B)	21.3%	75% PR+CR+SD	**7.2 m**	2/47
	Control Arm	Garcia-Saenz *et. al.*, 2022 [1]	Fulvestrant (n=46 arm A)	10.9%	61% PR+CR+SD	3.5 m	0/46
VIKTORIA-1 Phase 3	Gedatolisib	Hurvitz, S. *et. al.*, 2025 [2]	Gedatolisib + Fulvestrant (n=130)	28.3%	77% PR+CR+SD	**7.4 m**	NA

		Study	Drug / Combination	ORR	DCR	mPFS	CR
Breast Cancer Subjects from Phase 1	Serabelisb	Juric *et. al.*, 2017 [3]	Serabelisib (n=21)	14%	76% PR+CR+SD	NA	0/21
	Comparator Drug Data	Juric *et. al.*, 2018 [4]	Alpelisib (n=23)	4%	61% PR+CR+SD	NA	0/23

The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

faeth CONFIDENTIAL

[1]Garcia-Saenz et. al., (2022) J. Clinical Cancer Research (2022) 28 (6): 1107–1116 [2]Hurvitz, S. *et. al.*, (2025) ESMO Presentation [3]Juric et. al., (2017) *Clin. Cancer Res.* 23 (17) [4]Juric *et. al.*, (2018) *Journal of Clinical Oncology 36 (13),1291-1299*

Abbreviations: ORR - Overall Response Rate, DCR - Disease Control Rate, mPFS - median progression free survival, CR - Complete Response

24

HR+/HER2- Advanced Breast Cancer Landscape - potential **future state**

We believe PIKTOR has the potential to become a **differentiated all-oral** option across first- and second-line settings, with relevance across **future** standards of care.



HR+ / HER2- Advanced Breast Cancer
aBC endocrine sensitive
aBC endocrine resistant *
aBC endocrine resistant + PIK3CA/AKT1/PTEN alterations *
BRCA
1L
CDK 4 inhibitor + aromatase inhibitor (AI)
CDK4 inhibitor options: atirmociclib, BGB-43395, RGT-419B
AI options: letrozole, exemestane, and anastrozole
PIKTOR + Novel Oral Agents
Gedatolisib + CDK 4/6 + fulvestrant ?
CDK4 inhibitor + fulvestrant
CDK 4/6 + fulvestrant + Inavolisib
PARP inhibitor
NGS Testing
2L
ESR1m *
PIK3CA/AKT1/PTEN alterations *
Otherwise WT *
BRCA
PIK3CAm
PIKTOR + Novel Oral Agents
Gedatolisib
Oral SERDs: elacestrant, imlunestrant, camizestrant, giredestrant
PIKTOR + Novel Oral Agents
Gedatolisib
Capivasertib
Alpelisib
PIKTOR + Novel Oral Agents
Gedatolisib
Everolimus +/- Fulvestrant or Everolimus +/- AI or tamoxifen
PARP inhibitors
3L
Chemotherapy, Antibody-Drug Conjugates

* Represents potential PIKTOR disruption

faeth CONFIDENTIAL 25

PIKTOR clinical development

Indication	First Indication	Rationale	Status
Endometrial	First Indication: 2L advanced EC Estimated market size of **~$1-1.5B**[1]	• We believe this indication has the greatest potential for first approval • Large unmet clinical need in 2L • >80% PI3K/AKT/mTOR pathway mutated	Phase 2 enrolling
Breast	First Indication:1L/ 2L HR+/HER2- advanced BC Estimated market size of **~$8-9B**[1]	• Well understood mechanism with potential for broad label • 60% PI3K/AKT/mTOR pathway mutated • Oral dosage form advantage vs. gedatolisib	Phase 1b protocol drafted
Ovarian	First Indication: Advanced platinum-resistant OC Estimated market size of **~$1.5-2B**[1]	• Demonstrated activity in an all-comers population • 60% PI3K/AKT/mTOR pathway mutated • Successful Phase 2 complete	Phase 2 complete (Sapa + Pac); FDA interaction planned in 2026
Lung	First Indication: NFE2L2/KEAP1 advanced NSCLC Estimated market size of **~$1-1.5B**[1]	• Promising single agent activity of sapanisertib in NFE2L2/KEAP1 mutated NSCLC	Phase 2 protocol drafted - LungMAP consortium IIT

faeth CONFIDENTIAL

[1]Based on estimated sales data, assuming FDA approval, contained in Deallus' February 12, 2024 report to the Company

26

Phase 2 DICE Trial: Sapanisertib + Paclitaxel showed benefit in PROC

Platinum Resistant Ovarian Cancer



Eligibility Criteria
Epithelial ovarian / fallopian tube / peritoneal
Platinum-resistant or refractory
≥1 prior line; measurable disease (RECIST 1.1)
Screening
1:1 Randomization n=124
Arm A: Control n=62
Paclitaxel 80 mg/m² IV Days 1, 8, 15 (q28d)
Arm B: Experimental n=62
Paclitaxel 80 mg/m² IV + Sapanisertib 4 mg PO 3d/w

Primary endpoint: PFS
Secondary endpoints: ORR, OS, DoR, CBR, QoL, Safety
Experimental endpoint: Genetic biomarkers in tissue / blood

Late breaking oral pres at ESMO BERLIN 2025 ESMO

Mean PFS

Arm A: **4.0 months** Arm B: **5.8 months**

HR=0.66; 90% CI: 0.45–0.96 (P=0.07)

Grade 3/4 AEs

Arm A: **6.6%** Arm B: **7.0%**

Gastrointestinal AEs (0% vs. 11.4%) and Rash (0% vs. 2.9%) more common in Arm B but were manageable

Next steps

- OS, ORR and detailed safety data to come
- Potential FDA interaction in 2026 regarding future development, including potential registrational trial faeth CONFIDENTIAL

Krell, J. *et. al.*, ESMO 2025

27

Abbreviations: ORR - Overall Response Rate, OS - Overall Survival, DoR - Duration of Response, CBR - Clinical Benefit Rate, QoL - Quality of Life, PFS - progression free survival, HR - Hazard Ratio, CI - Confidence Interval

–– Phase 2 DICE Trial: Sapanisertib (aka TAK 228) and Paclitaxel showed PFS beneﬁt in PROC Krell, J. et. al., ESMO 2025 CONFIDENTIAL 28 Abbreviations: PFS - progression free survival, CI - Conﬁdence Interval 28

We believe regulatory positioning supports accelerated path to registrational trial

Precedent supports a PI3K/mTOR multi-node strategy

- Recent Gedatolisib Ph3 success reinforces the class and mechanism[1]

Combination acceptable for HV studies

- FDA has previously allowed dosing of serabelisib in healthy volunteers providing robust PK/BA data alongside extensive PK/BA data available from historical sapanisertib clinical studies[2]

Clin Pharm gaps are well-defined and addressable

Strong safety foundation

- More than 240 subjects exposed; **no Hy's law cases**, minimal bilirubin elevations, predictable toxicity on intermittent dosing to date

Additional contribution of components work may be needed but could be accelerated with capital

✔	**Combination Dosing Precedent**
✔	**Clin Pharm Requirements Defined**
✔	**Safety Database Supports Advancement**
✔	**CMC Program on Track**
✔	**Path to Registrational Trial**
●	**Contribution of Components**

faeth CONFIDENTIAL

[1] Hurvitz, S. *et. al.*, (2025) ESMO Presentation
[2] Patel *et. al.*, 2019, Clin Pharmacol Drug Dev Jul;8(5):637-646., Voss et al. 2020 British Journal of Cancer Nov;123(11):1590-1598

Abbreviations: PK/BA - Pharmacokinetics / Bioavailability

29

–– CMC infrastructure positioned for registration and scale Mature DS/DP Materials Manufacturing Scale-Up Deﬁned Life-Cycle Strategy ● Both DS are highly ● DS and DP process ● Formulation work stable optimisation being underway ● DS/DP Batches with completed 36-60 month stability ● Demo batches data planned for 2026 ● Proven manufacturing ● Registrational history readiness on track Expect ample DS/DP supply for ongoing and proposed Phase 1b/Phase 2 Studies CONFIDENTIAL 30

Key PIKTOR patents

Subject Matter	Patent Expiration Date	Note
Composition of Matter • Serabelisib API • Sapanisertib API	Aug 2037	• Issued COM patents for each API • COM expiry date includes patent term adjustment (PTA) and expected 5 years of patent term extension (PTE) added to serabelisib COM patent
PIKTOR + ISD Method of Treatment for Cancer	May 2039	• Issued Patent • Covers use of PIKTOR + ISD in a range of tumor types
PIKTOR Method of Treatment for Cancer	Pending (March 2046 = 20-year)	• Patent Filed March 2025 • Endometrial and Breast cancer
Sapanisertib Method of Treatment for Cancer	Pending (Oct. 2046 = 20-year)	• Patent Filed Oct. 2025 • Ovarian Cancer
Opportunity for novel composition of matter IP Formulation development ongoing	Target patent filing = 2026 (20-year expiry ~2046)	• Development work ongoing

faeth CONFIDENTIAL Global exclusive licenses for Serabelisb and Sapanisertib, from Takeda for all oncology indications 31

Financing expected to fund PIKTOR program through key anticipated catalysts

	2026	2027	2028
PIK-201 Ph 2 Endo	Before EOY: Enrollment complete, topline data readout	Last patient dosed + 6 months data	
PIK-101 Ph1b Breast	1H: Trial initiation, Ph1b dose escalation	Interim safety data from dose escalation Interim efficacy data from dose escalation Expansion cohorts initiated	Expansion data
DICE Ph 2 PROC	Potential FDA interaction regarding future development		
Key External Events	1H: Potential Gedatolisib FDA Approval, VIKTORIA-1 PI3Kmt Readout		Potential Gedatolisib VIKTORIA-2 Data Readout

faeth CONFIDENTIAL 32

–– Faeth team is well rounded with deep experience in drug development Management Team Key Faeth Employees Board Bob Holmen, JD Christopher Gerry, JD Tom Ricks, MBA Board Chair President & General Counsel Oliver Maddocks, MPharm PhD Chief Scientiﬁc Oﬃcer Anand Parikh, JD Kristian Humer, MBA Anand Parikh, JD Chief Operating Oﬃcer Debbie Chirnomas, MD MPH Chief Medical Oﬃcer Phil Donenberg Christopher Gerry, JD Josiah Craver, CPA SVP, Finance CONFIDENTIAL 33

–– Thank you 34 CONFIDENTIAL